EX-32.1 CERTIFICATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-Q of DeFi Global, Inc. (the “ Company ”), for the Nine months ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “ Report ”), I, Jeff Rice, Chief Executive Officer and I, Mark Sierra,Principal Financial and Accounting Officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify, to my knowledge that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 15 U.S.C. 78m (a) or 780(d)); and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark Sierra

Mark Sierra

Principal Financial and Accounting Officer

Dated:  November 15, 2010

/s/ Jeff Ricel

Jeff Rice

Chief Executive Officer

(Principal Executive Officer)

Dated: November 15, 2010

A signed original of this written statement required by Section 906 has been provided toDeFi Global, Inc. and will be retained by DeFi Global, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.